EXHIBIT 10.5

Intercreditor Agreement

Dated as of April 1, 2003

among

Fleet National Bank

Citizens Bank of Massachusetts

CIBC Inc.

PNC Bank, National Association

and

Mellon Bank, N.A.

and

AIG Life Insurance Company

SunAmerica Life Insurance Company

United of Omaha Life Insurance Company

Pacific Life and Annuity Company

Pacific Life Insurance Company

and

Nationwide Life Insurance Company of America

Table of Contents

Section                   Heading                                                         Page

Parties                                                                                              1

Recitals                                                                                            1

Section 3.6         Defective Claims                                                   9

Section 4            Additional Parties                                                  9

Section 5            Miscellaneous                                                     10

Section 5.1         Entire Agreement                                                10

Section 5.2         Notices                                                              10

Section 5.3         Successors and Assigns                                      10

Section 5.4        Consents, Amendment, Waivers                          10

Section 5.5       Governing Law                                                     11

Section 5.6       Counterparts                                                        11

Section 5.7       Severability                                                          11

Signature Page                                                                             12

Schedule A -  Existing Noteholder Subsidiary Agreements

Schedule B -  Existing Lender Subsidiary Agreements

Exhibit A   -   Form of Acknowledgment to Intercreditor Agreement for Successor Lenders under a Successor Credit Agreement

Exhibit B   -   Form of Acknowledgment to Intercreditor Agreement for Successor Noteholders under a Successor Note Purchase Agreement

Intercreditor Agreement

Intercreditor Agreement, (this "Agreement") dated as of April 1, 2003 among Fleet National Bank, as Administrative Agent (in such capacity, "Agent"), Fleet National Bank, as Issuing Bank, Fleet National Bank, as Swingline Lender, and Fleet National Bank, as a Lender, Citizens Bank of Massachusetts, as a Lender, CIBC Inc., as a Lender, PNC Bank, National Association, as a Lender,and Mellon Bank, N.A., as a Lender (collectively, the "Lenders") and AIG Life Insurance Company, SunAmerica Life Insurance Company, United of Omaha Life Insurance Company, Pacific Life and Annuity Company, Pacific Life Insurance Company and Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (collectively, the "Noteholders"; the Noteholders, the Agent, the Lenders and the Successor Creditors (as hereinafter defined) are collectively referred to herein as the "Creditors").

R e c i t a l s:

            A.     Under and pursuant to the Note Purchase Agreement dated as of August 20, 2001, as amended by the First Amendment and Waiver to Note Purchase Agreement, dated as of February 18, 2003 and the Second Amendment to Note Purchase Agreement dated as of April 1, 2003 (as so amended and as further amended or otherwise modified from time to time, the "2001 Note Purchase Agreement"), among NUI Corporation, a New Jersey corporation (the "Company"), and each of the Noteholders, the Company has issued and sold to the Noteholders  (i) $5,000,000 aggregate principal amount of its 6.60% Senior Notes, Series A, due August 20, 2006 (the "Series A Notes"), (ii) $15,000,000 aggregate principal amount of its 6.884% Senior Notes, Series B, due August 20, 2008 (the "Series B Notes"), (iii) $7,000,000 aggregate principal amount of its 6.884% Senior Notes, Series C, due August 20, 2011 (the "Series C Notes")and(iv) $33,000,000aggregate principal amount of its 7.29% Senior Notes, Series D, due August 20, 2011 (the "Series D Notes", the Series A Notes, Series B Notes, Series C Note and Series D Notes are hereinafter collectively referred to as the "2001 Notes").

            B.    Under and pursuant to that certain Credit Agreement dated as of February 12, 2003, as amended by the First Amendment to Credit Agreement, dated on or about the date hereof (as so amended and as further amended or otherwise modified from time to time, the "2003 Credit Agreement"), among the Company, the Agent and the Lenders, the Lenders have agreed, subject to the terms thereof, to make loans (the "Loans") to the Company and/or issue or participate in letters of credit issued on behalf of the Company (such Loans and any reimbursement obligations and undrawn amounts relating to letters of credit issued under the 2003 Credit Agreement being hereinafter collectively referred to as the "2003 Credit Extensions").

            C.     In connection with the execution of the 2003 Credit Agreement and as support for the 2003 Credit Extensions made thereunder, (i) NUI Capital Corp., (ii) Utility Business Services, Inc., (iii) NUI Energy Brokers, Inc., (iv) NUI Energy Solutions, Inc., (v) NUI Environmental Group, Inc., (vi) NUI Energy, Inc., (vii) NUI International, Inc., (viii) NUI Telecom, Inc., (ix) NUI Service, Inc., (x) NUI Sales Management, Inc., (xi) T.I.C. Enterprises, L.L.C., (xii) NUI Storage, Inc., (xiii) NUI Saltville Storage, Inc., (xiv) NUI Richton Storage, Inc., (xv) Richton Gas Storage Co., LLC, (xvi) NUI Hungary, Inc. and (xvii) NUI Ukraine, Inc., each of which is a subsidiary of the Company (together with any other subsidiaries of the Company required from time to time to execute and deliver a Subsidiary Agreement (as hereinafter defined) pursuant to the provisions of the Note Purchase Agreements (as hereinafter defined) or the Credit Agreements (as hereinafter defined), collectively, the "Subsidiary Guarantors"), have guaranteed to the Lenders the payment of the Loans and obligations relating to the 2003 Credit Extensions and all other obligations of the Company arising under and in connection with the 2003 Credit Agreement and Hedging Obligations under a Guaranty dated as of February 12, 2003 (as such Guaranty may be modified, amended, renewed or replaced, including any increase in the amount thereof, and together with any other guaranty executed and delivered from time to time pursuant to the provisions of the 2003 Credit Agreement, collectively, the "2003 Lender Subsidiary Agreements").

            D.        Each Subsidiary Guarantor has entered into a Subsidiary Note Guaranty dated as of April 1, 2003 (as such Subsidiary Note Guaranty may be modified, amended, renewed or replaced, including any increase in the amount thereof, and together with any other guaranty executed and delivered from time to time pursuant to the provisions of the 2001 Note Purchase Agreement, collectively, the "Noteholder Subsidiary Agreements") pursuant to which each Subsidiary Guarantor has guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the 2001 Notes and the payment of all other obligations of the Company arising under and in connection with the 2001 Note Purchase Agreement.

            E.     It is contemplated that the Lenders, the Noteholders or other financial institutions may enter into one or more agreements with the Company either extending or refinancing all or any portion of the Subject Obligations (as hereinafter defined) or making additional extensions of credit, which would be guaranteed by the Subsidiary Guarantors.

            F.     In consideration of the mutual benefit to be provided hereby and intending to be legally bound, the Agent, the Lenders and the Noteholders have agreed to enter into this Agreement.

Now, Therefore, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.        Definitions.

The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

"Bankruptcy Proceeding" shall mean, with respect to any person, a general assignment of such person for the benefit of its creditors, or the institution by or against such person of any proceeding seeking relief as debtor, or seeking to adjudicate such person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such person or for any substantial part of its property.

"Company" shall have the meaning assigned thereto in the Recitals hereof.

"Credit Agreements" shall mean the 2003 Credit Agreement and any Successor Credit Agreements.

"Credit Extensions" shall mean the 2003 Credit Extensions and any Successor Credit Extensions.

"Creditor" shall have the meaning assigned thereto in the introductory paragraph hereto.

"Excess Subject Payment" shall mean as to any Creditor an amount equal to (a) the Subject Payment received by such Creditor less (b) the sum of (i) the Pro Rata Share of Subject Payments to which such Creditor is then entitled plus (ii) all reasonable costs incurred by such Creditor in connection with the collection of such Subject Payment.

"Federal Funds Effective Rate" means, for any day, the rate per annum (based on a year of 360 days and the actual days elapsed and rounded upward to the nearest 1/100th of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by the Federal Reserve Bank of New York (or any successor) in substantially the same manner as such Federal Reserve Bank of New York computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank of New York (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day for which such rate was announced.

"Hedging Obligations" shall mean, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

"Lender" shall have the meaning assigned thereto in the introductory paragraph hereto.

"Loans" shall have the meaning assigned thereto in the Recitals hereof.

"New Credit Agreement" shall mean any replacement, refinancing or restructuring of the 2003 Credit Agreement and any additional credit agreement entered into by the Company with lenders pursuant to which such lenders make available to the Company credit facilities which are pari passu with the existing Subject Obligations and guaranteed by the Subsidiary Guarantors.

"New Note Purchase Agreement" shall mean any replacement, refinancing or restructuring of the 2001 Note Purchase Agreement and any additional note purchase agreement entered into by the Company with institutional investors pursuant to which the Company issues and sells to such institutional investors senior notes to be pari passu with the existing Subject Obligations and benefiting ratably with the existing Subject Obligations and guaranteed by the Subsidiary Guarantors.

"Note Purchase Agreements" shall mean the 2001 Note Purchase Agreement and any Successor Note Purchase Agreements.

"Noteholder" shall have the meaning assigned thereto in the introductory paragraph hereto.

"Notes" shall mean the 2001 Notes and any Successor Notes.

"Person" means an individual, partnership, corporation, trust, joint venture, banking association, unincorporated organization or any other entity or enterprise or government or department or agency thereof.

"Pro Rata Share of Subject Payments" shall mean as of the date of any Subject Payment to a Creditor under a Subsidiary Agreement or the date on which a Creditor has exercised its right of set-off or banker's lien, as applicable, against any deposit, credit or property of a Subsidiary Guarantor, in each case pursuant to Section 2, an amount equal to the product obtained by multiplying (a) the amount of all Subject Payments made to all Creditors concurrently with such Subject Payment to such Creditor less all reasonable costs incurred by the Creditors in connection with the collection of all such Subject Payments, by (b) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect in the numerator or the denominator to the application of any such Subject Payments).

"Receiving Creditor" shall have the meaning assigned thereto in Section 2.

"Specified Amount" shall mean as to any Creditor the aggregate amount of the Subject Obligations owed to such Creditor.

"Subject Obligations" shall mean all principal of, premium, if any, fees and interest on, the Notes and the Credit Extensions, and all other obligations of the Company under or in respect of the Notes and the Credit Extensions and under the Note Purchase Agreements and the Credit Agreements and any other obligations of the Company to any of the Creditors which are guaranteed pursuant to the Subsidiary Agreements.

"Subject Payment" shall have the meaning assigned thereto in Section 2.

"Subsidiary Agreements" shall mean the 2003 Lender Subsidiary Agreements, the 2003 Noteholder Subsidiary Agreements, any Successor Lender Subsidiary Agreements and any Successor Noteholder Subsidiary Agreements.

"Subsidiary Guarantors" shall have the meaning assigned thereto in the Recitals hereof.

"Successor Credit Agreement" shall mean any New Credit Agreement; provided that each lender thereunder or an agent acting on behalf of all such lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit A in order to share ratably with the existing Creditors the Subsidiary Agreements (including, without limitation, the related Successor Lender Subsidiary Agreements).

"Successor Credit Extensions" shall mean any Successor Loans and any reimbursement obligations and undrawn amounts relating to letters of credit issued under any Successor Credit Agreements.

"Successor Creditors" shall mean the Successor Lenders and Successor Noteholders.

"Successor Lender Subsidiary Agreements" shall mean any guaranties entered into by the Subsidiary Guarantors for the benefit of the Successor Lenders guaranteeing the obligations of the Company under the Successor Credit Agreements.

"Successor Lenders" shall mean any lenders which are parties to any Successor Credit Agreement.

"Successor Loans" shall mean all loans to the Company under any Successor Credit Agreements.

"Successor Note Purchase Agreement" shall mean any New Note Purchase Agreement; provided that each institutional investor thereunder has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit B in order to share ratably with the existing Creditors the Subsidiary Agreements (including, without limitation, the related Successor Noteholder Subsidiary Agreements).

"Successor Noteholder Subsidiary Agreements" shall mean any guaranties entered into by the Subsidiary Guarantors for the benefit of the Successor Noteholders guaranteeing the obligations of the Company under the Successor Note Purchase Agreements.

"Successor Noteholders" shall mean any noteholders which are parties to any Successor Note Purchase Agreements.

"Successor Notes" shall mean any senior notes issued under any Successor Note Purchase Agreements.

"2001 Note Purchase Agreement" shall have the meaning assigned thereto in the Recitals hereof.

"2001 Notes" shall have the meaning assigned thereto in the Recitals hereof.

"2003 Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

"2003 Credit Extensions" shall have the meaning assigned thereto in the Recitals hereof.

"2003 Lender Subsidiary Agreements" shall have the meaning assigned thereto in the Recitals hereof.

"2003 Noteholder Subsidiary Agreements" shall have the meaning assigned thereto in the Recitals hereof.

Section 2.        Sharing of Recoveries.

Each Creditor hereby agrees with each other Creditor that payments made with respect to Subject Obligations by a Subsidiary Guarantor pursuant to a demand made under the terms of a Subsidiary Agreement or pursuant to any Creditor's right of set-off or banker's lien (whether based on common law, statute, contract or otherwise) against any deposit, credit or property of a Subsidiary Guarantor in the possession or control of such Creditor (a) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to any Subsidiary Guarantor or (b) following the acceleration of any Notes or any Credit Extensions or any other Subject Obligations (any of the foregoing being hereinafter referred to as a "Subject Payment"), shall be shared so that each Creditor shall receive its Pro Rata Share of Subject Payments.  Accordingly, each Creditor hereby agrees that in the event (i) an event described in clauses (a) or (b) above shall have occurred, (ii) any Creditor shall receive a Subject Payment (a "Receiving Creditor"), and (iii) any other Creditor shall not concurrently receive its Pro Rata Share of Subject Payments, then the Receiving Creditor shall remit the Excess Subject Payment to each other Creditor who shall then be entitled thereto (together with, to the extent not remitted within fifteen (15) business days after such receipt by the Receiving Creditor, interest at the then applicable Federal Funds Effective Rate from and including the date of such receipt to, but excluding, the date of payment to such other Creditor) so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 2) each Creditor shall have received its Pro Rata Share of Subject Payments.  Whenever any Receiving Creditor receives a Subject Payment, it shall notify the other Creditors of such receipt and request that each such Creditor certify in writing the existence and amount of the Subject Obligations owed to such Creditor.  Such Receiving Creditor shall be entitled, absent manifest error, to determine the amount of any Excess Subject Payments for remittance to other Creditors based on one or more certificates of each such Creditor with respect to the Subject Obligations owed to such Creditor, provided, however, that if, notwithstanding the request of such Receiving Creditor, any Creditor shall fail or refuse within five (5) business days of such request to certify as to the existence or amount of any Subject Obligations owed to such Creditor, such Receiving Creditor shall be entitled to determine such existence or amount by such method as such Receiving Creditor may, in its sole discretion, determine, including by reliance upon a certificate of the Company, and such Receiving Creditor shall give notice of such determination to such Creditor.  Such Receiving Creditor shall be held harmless, and have no liability (except for its own gross negligence or willful misconduct) to any of the other Creditors (other than the obligation to pay Excess Subject Payments to such other Creditors pursuant to the terms hereof) for making payments in accordance with certificates of the Creditors and determinations made in good faith by such Receiving Creditor.

Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse except as hereinafter provided, ratably from the other Creditors of such amount of Notes or Credit Extensions (or interest therein), as the case may be, to the extent necessary to cause such Creditor to share such Excess Subject Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Subject Payment or part thereof is thereafter recovered from such Receiving Creditor by any Subsidiary Guarantor or the Company (including, without limitation, by any trustee in bankruptcy of any Subsidiary Guarantor or the Company or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Subject Payment so recovered (together with, to the extent not restored in full within fifteen (15) business days after demand by the Receiving Creditor, interest at the then applicable Federal Funds Effective Rate from and including the date of such demand to, but excluding, the date of payment to the Receiving Creditor); and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Agreement or otherwise or avail itself of any recourse by resort to any property of the Company or any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

Notwithstanding anything in this Section 2 to the contrary, any amounts distributed to any Creditor for application to the Company's liabilities with respect to any undrawn amounts relating to letters of credit issued under any Credit Agreement shall be held by such Creditor as collateral security for such liabilities until a drawing thereon, at which time such collateral shall be applied to such liabilities.  If letters of credit issued under any Credit Agreement and constituting part of the Subject Obligations expire without having been drawn upon in full, the undrawn portion shall be excluded from the Subject Obligations for purposes of the first paragraph of this Section 2, all as though such undrawn portion never existed.  If distributions to any Creditor have previously been made under the first paragraph of this Section 2 with respect to letters of credit issued under any Credit Agreement and constituting part of the Subject Obligations which expire without having been drawn upon in full, the amount of each Creditor's Pro Rata Share of Subject Payments shall be redetermined by excluding the undrawn amount of such expired letters of credit from the calculations under the first paragraph of this Section 2 and if a redetermination reveals that there has been an overpayment to any Creditor, each Creditor which received such an overpayment shall pay to those other Creditors who were underpaid in respect of such distribution the amount of the underpayment (together with, to the extent not paid within fifteen (15) business days after expiration of such letter of credit, interest at the then applicable Federal Funds Effective Rate from and including the date of such expiration to, but excluding, the date of payment by the Receiving Creditor to such other Creditors) and in return the remitting Creditor shall receive from each such underpaid Creditor a non-recourse (except as otherwise provided in the preceding paragraph) participation in the Subject Obligations owing to such underpaid Creditors in the amount of the underpayment paid over to such Creditor.

If at any time any Creditor determines that for any reason it has received more than its Pro Rata Share of Subject Payments, such Creditor shall notify in writing (an "Overpayment Notice") the other Creditors and the amount of each Creditor's Pro Rata Share of Subject Payments shall be redetermined under the first paragraph of this Section 2.  If a redetermination reveals that there has been an overpayment to any Creditor, each Creditor which received such an overpayment shall pay to those other Creditors who were underpaid in respect of such distribution the amount of the underpayment (together with, to the extent not paid within fifteen (15) business days after the Overpayment Notice, interest at the then applicable Federal Funds Effective Rate from and including the date of such Overpayment Notice to, but excluding, the date of payment by the Receiving Creditor to such other Creditors) and in return the remitting Creditor shall receive from each such underpaid Creditor a non-recourse (except as otherwise provided in the second paragraph of this Section 2) participation in the Subject Obligations owing to such underpaid Creditors in the amount of the underpayment paid over to such Creditor.

Each Creditor also agrees that if at any time it receives proceeds of any collateral or security securing the obligations of a Subsidiary Guarantor under any of the Subsidiary Agreements, such proceeds shall be shared by such Creditor as a Receiving Creditor in accordance with the terms of this Section 2.

Section 3.        Agreements Among the Creditors.

     Section 3.1.    Independent Actions by Creditors.  Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from any Subsidiary Guarantor on, any Subject Obligation of the Company to such Creditor or from instituting legal action against the Company or any Subsidiary Guarantor to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from any Subsidiary Guarantor in connection with any recovery therefrom shall be subject to the terms of this Agreement.

     Section 3.2.Relation of Creditors.  This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company or any Subsidiary Guarantor or of any other circumstances bearing upon the risk of nonpayment of any Subject Obligation.  Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company or any Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Company or any Subsidiary Guarantor to the Creditors.

     Section 3.3.Acknowledgment of Subsidiary Agreements.  (a) The Agent and the 2003 Lenders hereby expressly acknowledge and consent to the execution and delivery of the 2003 Noteholder Subsidiary Agreements as of the date hereof as described on Schedule A hereto and agree that such 2003 Noteholder Subsidiary Agreements are enforceable against the Subsidiary Guarantors that are party thereto and the Noteholders hereby expressly acknowledge the 2003 Lender Subsidiary Agreements that exist as of the date hereof as described on Schedule B hereto and agree that such 2003 Lender Subsidiary Agreements are enforceable against the Subsidiary Guarantors that are party thereto.  Each of the Agent and the 2003 Lenders agrees that it will not challenge or contest the validity or enforceability of the 2003 Noteholder Subsidiary Agreements.  Each of the Noteholders agrees that it will not challenge or contest the validity or enforceability of the 2003 Lender Subsidiary Agreements.

     Section 3.4.       Additional Guarantors.  Additional Persons may become "Subsidiary Guarantors" hereunder by executing and delivering to a then existing Creditor a guaranty by which such Person has become a guarantor of any Notes or any Credit Extensions pursuant to the terms of the Note Purchase Agreements or the Credit Agreements.  Accordingly, upon the execution and delivery of any such copy of the guaranty by any such Person, such Person shall, thereinafter become a "Subsidiary Guarantor" for all purposes of this Agreement.

     Section 3.5.Representations and Warranties.  Each of the parties hereto represents and warrants to the other parties hereto that (a) it has the corporate power and authority to enter into and perform this Agreement, (b) the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on its part and (c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     Section 3.6.         Defective Claims.  Notwithstanding the other terms of this Agreement, no Receiving Creditor shall be obligated to make any payments hereunder with respect to any Subject Payment to any Creditor to the extent that (a) the Subject Obligations allegedly owed to such Creditor by the Company have been determined by a court of competent jurisdiction (with a final, nonappealable order) to be invalid or unenforceable or equitably subordinated to such Receiving Creditor other than as a result of a fraudulent conveyance or preference or (b) the Subsidiary Guaranties with respect to any Subject Obligations have been determined by a court of competent jurisdiction (with a final nonappealable order) to be invalid or unenforceable or equitably subordinated to such Receiving Creditor other than as a result of a fraudulent conveyance or preference (collectively, the "Defective Subject Obligations").  In the event payments are made on any such Defective Subject Obligations to such Creditor and such Defective Subject Obligations are thereafter determined by a court of competent jurisdiction (with a final, nonappealable order) to be invalid or unenforceable or equitably subordinated to any of the other Creditors other than as a result of a fraudulent conveyance or preference, such Creditor shall disgorge to the other Creditors any payments on the Defective Subject Obligations so received based on such other Creditors' Pro Rata Share of Subject Obligations (without giving effect to such Defective Subject Obligations) in the same manner as described in the second paragraph of Section 2.

Section 4.        Additional Parties.

If at any time the Company enters into a New Credit Agreement or a New Note Purchase Agreement, the lenders (or the agent on behalf of all such lenders) under such New Credit Agreement or the institutional investors under such New Note Purchase Agreement may agree to be bound by, and benefit from, the terms of this Agreement by signing, at such time, an acknowledgment in the form of Exhibit A or Exhibit B, as the case may be, attached to this Agreement, and delivering a signed acknowledgment hereof executed by the Company and each Subsidiary Guarantor to the other Creditors.  Upon receipt by such other Creditors of such acknowledgment signed by all lenders (or the agent on behalf of all such lenders) under such New Credit Agreement or all institutional investors under such New Note Purchase Agreement, as the case may be, such lenders or institutional investors, as the case may be, shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon Creditors by this Agreement and such other Creditors shall continue to be vested with all rights and benefits, and be subject to all the obligations, in respect thereof granted to or imposed upon Creditors by this Agreement.

Section 5.        Miscellaneous.

     Section 5.1.              Entire Agreement.  This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 5.2.           Notices.  Notices hereunder shall be given to the Creditors at their addresses as set forth in the Note Purchase Agreements or the Credit Agreements, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 5.3.       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns (including, without limitation, any holder of a participation interest in any Subject Obligation), whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.  Without limiting the generality of the foregoing sentence, any Creditor may sell, assign or otherwise transfer (in whole or in part) to any other person or entity the obligations of the Company or any of the Subsidiary Guarantors to such Creditor under the Note Purchase Agreements, the Credit Agreements or any Subsidiary Agreement and such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Creditor by this Agreement.  For the avoidance of doubt, nothing in this Section 5.3 shall affect or limit any provision in the Credit Agreements, the Note Purchase Agreements or any Subsidiary Agreement relating to the sale, assignment or transfer of any Creditor's interest thereunder or in any of the Notes or Credit Extensions contemplated thereby.

     Section 5.4.        Consents, Amendment, Waivers  All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by each of (a) with respect to the Notes, the Required Holders (as defined in the respective Note Purchase Agreements), (b) with respect to the Credit Extensions, the Required Lenders (as defined in the respective Credit Agreements) and (c) if no Default (as defined in any Note Purchase Agreement) or Potential Default (as defined in any Credit Agreement) has occurred and is continuing, the Company.  Nothing in this Agreement may be modified to confer on the Company any obligations or duties without its prior written consent.

     Section 5.5.       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 5.6.Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 5.7.    Severability.  In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

In Witness Whereof, each ofthe parties hereto has caused this Agreement to be executed as of the date first above written.

Fleet National Bank, as the Agent, the Issuing Bank, the Swingline Lender and as a Lender

By

/s/ STEPHEN HOFFMAN
Its: Director

Citizens Bank of Massachusetts, as a Lender

By

/s/ MICHAEL OVELLET
Its:  Vice President

CIBC Inc., as a Lender

By

/S/ MARYBETH ROSS
Its:  Authorized Signatory

PNC Bank, National Association, as a Lender

By

/s/ MICHAEL RICHARDS
Its:  Vice President

Mellon Bank, N.A., as a Lender

By

/s/ ALAN J. KOPOLOW
Its:  First Vice President

AIG Life Insurance Company, as a Noteholder

SunAmerica Life Insurance Company, as a Noteholder

By: AIG Global Investment Corp., investment advisor

By

/s/ VICTORIA Y. CHIN
Its:  Vice President

United of Omaha Life Insurance Company, as a Noteholder

By

/s/ EDWIN H. GARRISON, JR.
Its:  First Vice President

Pacific Life and Annuity Company, as a Noteholder

By

/s/ ELAINE M. HAVENS
Its:  Vice President

By

/s/ CATHY SCHWARTZ
Its:  Assistant Secretary

Pacific Life Insurance Company, as a Noteholder

By

/s/ ELAINE M. HAVENS
Its:  Vice President

By

/s/ CATHY SCHWARTZ
Its:  Assistant Secretary

Nationwide Life Insurance Company of America, as a Noteholder

By

/s/ JOSPEH P. YOUNG
Its:  Credit Officer

The undersigned hereby acknowledge and agree to the foregoing Agreement.

NUI Corporation

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Capital Corp.

By:  /s/ CHARLES N. GARBER
            Treasurer

Utility Business Services, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Energy Brokers, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Energy Solutions, Inc.

By:  /s/ PETER E. MARICONDO
            Treasurer

NUI Environmental Group, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Energy, Inc.

By:  /s/ PETER E. MARICONDO
            Treasurer

NUI International, Inc.

By:  /s/ CHARLES N. GARBER
            Tresurer

NUI Telecom, Inc.

By:  /s/ PETER E. MARICONDO
            Treasurer

NUI Service, Inc., a Delaware corporation

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Sales Management, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

T.I.C. Enterprises, L.L.C.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Storage, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Saltville Storage, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Richton Storage, Inc.

By:  /s/ A. MARK ABRAMOVIC
            Vice President & Treasurer

Richton Gas Storage Co., LLC

By:  /s/ A. MARK ABRAMOVIC
            Manager

NUI Hungary, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

NUI Ukraine, Inc.

By:  /s/ CHARLES N. GARBER
            Treasurer

Existing Noteholder Subsidiary Agreements

The Subsidiary Note Guaranty, dated as of April 1, 2003 by NUI Capital Corp., Utility Business Services, Inc., NUI Energy Brokers, Inc., NUI Energy Solutions, Inc., NUI Environmental Group, Inc., NUI Energy, Inc., NUI International, Inc., NUI Telecom, Inc., NUI Service, Inc., NUI Sales Management, Inc., T.I.C. Enterprises, L.L.C., NUI Storage, Inc., NUI Saltville Storage, Inc., NUI Richton Storage, Inc., Richton Gas Storage Co., LLC, NUI Hungary, Inc. and NUI Ukraine, Inc., in favor of the Noteholders.

SCHEDULE A

Existing Lender Subsidiary Agreements

The Guaranty, dated as of February 12, 2003 among Fleet National Bank, as Agent for the benefit of the Lenders, NUI Capital Corp., Utility Business Services, Inc., NUI Energy Brokers, Inc., NUI Energy Solutions, Inc., NUI Environmental Group, Inc., NUI Energy, Inc., NUI International, Inc., NUI Telecom, Inc., NUI Service, Inc., NUI Sales Management, Inc., T.I.C. Enterprises, L.L.C., NUI Storage, Inc., NUI Saltville Storage, Inc., NUI Richton Storage, Inc., Richton Gas Storage Co., LLC, NUI Hungary, Inc. and NUI Ukraine, Inc.

SCHEDULE B

Form of Acknowledgment to
Intercreditor Agreement for Successor Lenders
under a Successor Credit Agreement

Reference is hereby made to the Intercreditor Agreement dated as of April 1, 2003 (the "Agreement"), attached hereto as Exhibit I, among the Lenders party to the 2003 Credit Agreement and the Noteholders party thereto.  The undersigned Successor Lender or its agent has entered into a Credit Agreement dated as of _______________ with NUI Corporation and the obligations of NUI Corporation thereunder are guaranteed by certain subsidiaries of the Company.  The undersigned Successor Lender desires that the guaranties by such subsidiaries be shared with the Creditors under the Agreement.  The undersigned acknowledges the terms of the Agreement and agrees to be bound thereby.

______________________ ,
as a Successor Lender

By

Title

Date

Notice Address:

Acknowledged and Agreed:

NUI Corporation

By

Title

Date

[Subsidiary Guarantors]

By

Title

Date

EXHIBIT A

Form of Acknowledgment to
Intercreditor Agreement for Successor Noteholders
under a Successor Note Purchase Agreement

Reference is hereby made to the Intercreditor Agreement dated as of April 1, 2003 (the "Agreement"), attached hereto as Exhibit I, among the Lenders party to the 2003 Credit Agreement and the Noteholders party thereto.  The undersigned Successor Noteholder has entered into a Note Purchase Agreement dated as of _____________ with NUI Corporation and the obligations of NUI Corporation thereunder are guarantied by certain subsidiaries.  The undersigned Successor Noteholder desires that the guaranties by such subsidiaries be shared with the Creditors under the Agreement.  The undersigned acknowledges the terms of the Agreement and agrees to be bound thereby.

__________________,
as a Successor Noteholder

By

Title

Date

Notice Address:

Acknowledged and Agreed:

NUI Corporation

By

Title

Date

[Subsidiary Guarantors]

By

Title

Date

EXHIBIT B